                                                 Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
REPORTS SECOND QUARTER AND HALF YEAR 2012 RESULTS

SECOND QUARTER
- Net revenues of US$ 211.2 million -
- OIBDA of US$ 47.1 million -
- Debt reduced by US$ 185 million -

FIRST HALF
- Net revenues of US$ 378.7 million -
- OIBDA of US$ 61.2 million -

HAMILTON, BERMUDA, August 1, 2012 - Central European Media Enterprises Ltd. (“CME” or the “Company”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three and six months ended June 30, 2012.

Net revenues for the second quarter of 2012 were US$ 211.2 million compared to US$ 249.7 million for the second quarter of 2011. OIBDA¹ for the quarter was US$ 47.1 million compared to US$ 62.7 million for the three months ended June 30, 2011.  Operating income for the quarter was US$ 23.7 million compared to US$ 39.5 million for the same period in 2011. Net income attributable to CME Ltd. for the quarter increased by US$ 3.0 million from US$ 1.0 million to US$ 4.0 million for the three months ended June 30, 2012.  Fully diluted income attributable to CME Ltd. per share for the three months ended June 30, 2012 increased by US$ 0.04 to US$ 0.06 compared to US$ 0.02 for the three months ended June 30, 2011.

Net revenues for the six months ended June 30, 2012 were US$ 378.7 million compared to $422.4 million for the same period in 2011. OIBDA for the six months ended June 30, 2012 was US$ 61.2 million compared to US$ $76.9 million for the first six months in 2011. Operating income for the six months ended June 30, 2012 was US$ 13.3 million compared to US$ 31.8 million for the same period in 2011. Net loss attributable to CME Ltd. for the six months ended June 30, 2012 improved by US$ 10.7 million to US$ (9.4) million compared to US$ (20.1) million for the same period in 2011. Fully diluted loss attributable to CME Ltd. per share for the six months ended June 30, 2012 improved by US$ 0.17 to US$ (0.14) compared to US$ (0.31) for the six months ended June 30, 2011.

Adrian Sarbu, CME's President and CEO, commented: “By July 3, 2012 we had completed transactions with our major shareholders, Time Warner and Ronald Lauder, which reduced our debt by US$ 185 million. Despite a 7% decline in advertising spending for the first half, our revenues year-on-year were flat in constant currencies, driven by growth in Media Pro Entertainment and New Media, where Voyo became a leader in the subscription video-on-demand segment. In the second half of the year, we will continue to focus on deleveraging, maintaining our leading audience and market shares, expanding non-advertising revenues, and delivering positive free cash flow.”

- continued -

1 OIBDA, which includes program rights amortization costs, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets as defined in "Segment Data" below.

Consolidated Results for the Three Months Ended June 30, 2012

Net revenues for the three months ended June 30, 2012 were US$ 211.2 million compared to US$ 249.7 million for the three months ended June 30, 2011.  Operating income for the quarter was US$ 23.7 million compared to US$ 39.5 million for the three months ended June 30, 2011.  Net income attributable to CME Ltd. for the quarter increased by US$ 3.0 million to US$ 4.0 million from US$ 1.0 million for the three months ended June 30, 2011.  Fully diluted income attributable to CME Ltd. per share for the three months ended June 30, 2012 increased by US$ 0.04 to US$ 0.06 compared to US$ 0.02 for the three months ended June 30, 2011.

OIBDA for the three months ended June 30, 2012 was US$ 47.1 million compared to US$ 62.7 million for the three months ended June 30, 2011. OIBDA margin2 for the three months ended June 30, 2012 was 22.3% compared to 25.1% for the three months ended June 30, 2011.

Headline Consolidated Results for the three months ended June 30, 2012 and 2011 were:

	RESULTS
(US$000's)	For the Three Months Ended June 30,
(unaudited)	2012	2011	$ change	% change
Net revenues	$211,222	$249,656	$(38,434)	(15.4)%
OIBDA	47,112	62,693	(15,581)	(24.9)%
Operating income	23,650	39,473	(15,823)	(40.1)%
Net income attributable to CME Ltd.	3,956	968	2,988	308.7%
Fully diluted income attributable to CME Ltd. per share	$0.06	$0.02	$0.04	200.0%

Consolidated Results for the Six Months Ended June 30, 2012

Net revenues for the six months ended June 30, 2012 were US$ 378.7 million compared to US$ 422.4 million for the six months ended June 30, 2011.  Operating income for the six months ended June 30, 2012 was US$ 13.3 million compared to US$ 31.8 million for the six months ended June 30, 2011. Net loss attributable to CME Ltd. for the six months ended June 30, 2012 improved by US$ 10.7 million to US$ (9.4) million from US$ (20.1) million for the six months ended June 30, 2011. Fully diluted loss attributable to CME Ltd. per share for the six months ended June 30, 2012 improved by US$ 0.17 to US$ (0.14) from US$ (0.31) for the period ended June 30, 2011.

OIBDA for the six months ended June 30, 2012 was US$ 61.2 million compared to US$ 76.9 million for the same period in 2011. OIBDA margin for the six months ended June 30, 2012 was 16.2% compared to 18.2% for the six months ended June 30, 2011.

Headline consolidated results for the six months ended June 30, 2012 and 2011 were:

	RESULTS
(US$000's)	For the Six Months Ended June 30,
(unaudited)	2012	2011	$ change	% change
Net revenues	$378,655	$422,428	$(43,773)	(10.4)%
OIBDA	61,172	76,939	(15,767)	(20.5)%
Operating income	13,347	31,808	(18,461)	(58.0)%
Net loss attributable to CME Ltd.	(9,436)	(20,146)	10,710	53.2%
Fully diluted loss attributable to CME Ltd. per share	$(0.14)	$(0.31)	$0.17	54.8%

2OIBDA margin is defined as the ratio of OIBDA to Net revenues.

Segment Results

We evaluate the performance of our operations based on Net revenues and OIBDA.
Our Net revenues and Consolidated OIBDA for the three and six months ended June 30, 2012 and 2011 were:

	SEGMENT RESULTS
(US$000's)	For the Three Months Ended June 30,
(unaudited)	2012	2011	$ change	% change
Broadcast	$182,337	$228,968	$(46,631)	(20.4)%
Media Pro Entertainment	53,455	51,254	2,201	4.3%
New Media	5,212	4,612	600	13.0%
Intersegment revenues	(29,782)	(35,178)	5,396	15.3%
Net revenues	$211,222	$249,656	$(38,434)	(15.4)%

Broadcast	$50,482	$76,116	$(25,634)	(33.7)%
Media Pro Entertainment	5,417	761	4,656	611.8%
New Media	(787)	(489)	(298)	(60.9)%
Central	(7,031)	(12,397)	5,366	43.3%
Elimination	(969)	(1,298)	329	25.3%
Consolidated OIBDA	$47,112	$62,693	$(15,581)	(24.9)%

	SEGMENT RESULTS
(US$000's)	For the Six Months Ended June 30,
(unaudited)	2012	2011	$ change	% change
Broadcast	$329,134	$386,485	$(57,351)	(14.8)%
Media Pro Entertainment	96,860	91,434	5,426	5.9%
New Media	8,891	7,233	1,658	22.9%
Intersegment revenues	(56,230)	(62,724)	6,494	10.4%
Net revenues	$378,655	$422,428	$(43,773)	(10.4)%

Broadcast	$73,360	$102,266	$(28,906)	(28.3)%
Media Pro Entertainment	7,088	1,485	5,603	377.3%
New Media	(2,235)	(2,089)	(146)	(7.0)%
Central	(15,272)	(22,244)	6,972	31.3%
Elimination	(1,769)	(2,479)	710	28.6%
Consolidated OIBDA	$61,172	$76,939	$(15,767)	(20.5)%

Debt Reduction and Change in Shareholder Structure

During the second quarter, we reduced our debt by US$ 184.8 million, in debt tenders that were financed with a credit facility from Time Warner Inc. (“Time Warner”) that was repaid through the issuance of equity to affiliates of Time Warner and Ronald Lauder, our major shareholders.

We issued 2,000,000 shares of Class A Common Stock to an affiliate of Mr. Lauder, and a total of 10,776,079 shares of Class A Common Stock and one share of Series A Convertible Preferred Stock (which is convertible into 11,211,449 shares of Class A Common Stock) to an affiliate of Time Warner, for aggregate consideration of US$ 180.2 million.  We used the proceeds of these share issuances to repurchase US$ 109.0 million of our 2013 Convertible Notes and EUR 60.5 million (US$ 75.8 million) of our 2014 Floating Rate Notes. Following completion of these transactions, Time Warner's economic interest in CME is 49.9%.  In addition, all outstanding shares of Class B common stock were converted to shares of Class A common stock.

Teleconference and Video Webcast Details

CME will host a teleconference and video webcast to discuss its second quarter results on Wednesday, August 1, 2012 at 9:00 a.m. New York time (2:00 p.m. London time and 3:00 p.m. Prague time). The video webcast and teleconference will refer to presentation slides which will be available on CME's website at www.cme.net prior to the call.

To access the teleconference, U.S. and international callers may dial +1 785-424-1055 ten minutes prior to the start time and reference passcode CETVQ212. The conference call will be video webcasted live via www.cme.net. It can be viewed on ipads, iphones and a range of devices supporting Android and Windows operating systems.

The video webcast and a digital audio replay in MP3 format will be available for two weeks following the call at www.cme.net.

CME will post the results for the first half ended June 30, 2012 for its wholly-owned subsidiary CET 21 spol. s r.o. at www.cme.net by September 13, 2012.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in CME's Quarterly Report on Form 10-Q for the period ended June 30, 2012, which was filed with the Securities and Exchange Commission on August 1, 2012. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release should be read in conjunction with our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2012, which was filed with the Securities and Exchange Commission on August 1, 2012.

We make available free of charge on our website at www.cme.net our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a media and entertainment company operating leading businesses in six Central and Eastern European markets with an aggregate population of approximately 50 million people.  CME's broadcast operations are located in Bulgaria (bTV, bTV Cinema, bTV Comedy, bTV Action, bTV Lady and Ring.bg), Croatia (Nova TV, Doma and Nova World), the Czech Republic (TV Nova, Nova Cinema, Nova Sport, Fanda and MTV Czech), Romania (PRO TV, PRO TV International, Acasa, Acasa Gold, PRO Cinema, Sport.ro, MTV Romania and PRO TV Chisinau Moldova), the Slovak Republic (TV Markíza and Doma), Slovenia (POP TV, Kanal A and the POP NON STOP subscription package). CME's broadcast operations are supported by its content and distribution division, Media Pro Entertainment, as well as its New Media division, which operates Voyo, the pan-regional video-on-demand service. CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cme.net or contact:

Romana Wyllie
Vice President of Corporate Communications
Central European Media Enterprises
+420 242 465 525
romana.wyllie@cme.net

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except share and per share data)
(unaudited)

	For the Three Months Ended
	June 30,
	2012	2011
Net revenues	$211,222	$249,656
Operating expenses:
Operating costs	42,240	34,536
Cost of programming	95,685	122,730
Depreciation of property, plant and equipment	9,867	14,493
Amortization of broadcast licenses and other intangibles	12,715	7,809
Cost of revenues	160,507	179,568
Selling, general and administrative expenses	27,065	30,615
Operating income	23,650	39,473
Interest expense, net	(30,510)	(37,120)
Foreign currency exchange (loss) / gain, net	(40,312)	4,106
Change in fair value of derivatives	47,398	1,161
Other expense	(158)	(90)
Income before tax	68	7,530
Credit / (provision) for income taxes	3,073	(6,718)
Net income	3,141	812
Net loss attributable to noncontrolling interests	815	156
Net income attributable to CME Ltd.	$3,956	$968

PER SHARE DATA:
Net income per share
Net income attributable to CME Ltd - Basic and diluted	$0.06	$0.02

Weighted average common shares used in computing per share amounts (000's):
Basic	66,501	64,384
Diluted	66,532	64,501

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000's, except share and per share data) (continued)
(unaudited)

	For the Six Months Ended
	June 30,
	2012	2011
Net revenues	$378,655	$422,428
Operating expenses:
Operating costs	71,366	68,191
Cost of programming	193,409	218,761
Depreciation of property, plant and equipment	20,942	27,910
Amortization of broadcast licenses and other intangibles	25,198	15,436
Cost of revenues	310,915	330,298
Selling, general and administrative expenses	54,393	60,322
Operating income	13,347	31,808
Interest expense, net	(62,120)	(92,031)
Foreign currency exchange (loss) / gain, net	(16,918)	47,371
Change in fair value of derivatives	48,325	1,121
Other income / (expense)	51	(802)
Loss before tax	(17,315)	(12,533)
Credit / (provision) for income taxes	6,643	(7,650)
Net loss	(10,672)	(20,183)
Net loss attributable to noncontrolling interests	1,236	37
Net loss attributable to CME Ltd.	$(9,436)	$(20,146)

PER SHARE DATA:
Net loss per share
Net loss attributable to CME Ltd - Basic and diluted	$(0.14)	$(0.31)

Weighted average common shares used in computing per share amounts (000's):
Basic	65,447	64,377
Diluted	65,447	64,377

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(US$ 000's)
(unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$124,814	$186,386
Other current assets	399,600	351,903
Total current assets	524,414	538,289
Property, plant and equipment, net	198,312	217,367
Goodwill and other intangible assets, net	1,567,904	1,633,388
Other non-current assets	307,093	292,725
Total assets	$2,597,723	$2,681,769
LIABILITIES AND EQUITY
Accounts payable and accrued liabilities	$239,046	$240,048
Current portion of long-term debt and other financing arrangements	111,583	1,058
Other current liabilities	28,639	14,469
Total current liabilities	379,268	255,575
Long-term portion of long-term debt and other financing arrangements	1,104,445	1,323,311
Other non-current liabilities	70,357	84,941
Total liabilities	$1,554,070	$1,663,827

EQUITY
Common Stock	$6,104	$5,151
Additional paid-in capital	1,493,231	1,404,648
Accumulated deficit	(456,269)	(425,702)
Accumulated other comprehensive (loss) / income	(13,926)	17,595
Total CME Ltd. shareholders' equity	1,029,140	1,001,692
Noncontrolling interests	14,513	16,250
Total equity	$1,043,653	$1,017,942
Total liabilities and equity	$2,597,723	$2,681,769

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(US$ 000's)
(unaudited)

	For the Six Months Ended
	June 30,
	2012	2011
Net cash (used in) / generated from operating activities	$(48,193)	$29,050
Net cash used in investing activities	(11,149)	(23,074)
Net cash used in financing activities	(1,533)	(59,755)
Impact of exchange rate fluctuations on cash and cash equivalents	(697)	7,234
Net decrease in cash and cash equivalents	$(61,572)	$(46,545)

Net cash (used in) / generated from operating activities	$(48,193)	$29,050
Capital expenditure, net of proceeds from disposals	(11,149)	(14,227)
Free cash flow	$(59,342)	$14,823

Supplemental disclosure of cash flow information:
Cash paid for interest	$54,555	$57,211
Cash paid for income taxes (net of refunds)	$3,641	$8,229

Segment Data

We manage our business on a divisional basis, with three reportable segments: Broadcast, Media Pro Entertainment (our production and distribution business) and New Media.

We evaluate the performance of our segments based on Net revenues and OIBDA. OIBDA, which includes program rights amortization costs, is determined as operating income / (loss) before depreciation, amortization of intangible assets and impairments of assets. Items that are not allocated to our segments for purposes of evaluating their performance and therefore are not included in their OIBDA, include stock-based compensation and certain other items.  We believe OIBDA is useful to investors because it provides a more meaningful representation of our performance, as it excludes certain items that do not impact either our cash flows or the operating results of our operations.  OIBDA is also used as a component in determining management bonuses. Intersegment revenues and profits have been eliminated in consolidation.  OIBDA may not be comparable to similar measures reported by other companies.

Below are tables showing our Net revenues and OIBDA by segment for the three and six months ended June 30, 2012 and 2011, together with a reconciliation of OIBDA to our Condensed Consolidated Statement of Operations:

	For the Three Months		For the Six Months
(US $000's)	Ended June 30		Ended June 30,
(unaudited)	2012	2011	2012	2011
Net revenues
Broadcast:
Bulgaria	$21,970	$26,662	$40,898	$45,999
Croatia	15,314	19,979	27,187	32,490
Czech Republic	66,386	82,668	118,084	140,374
Romania	36,317	47,015	67,516	81,369
Slovak Republic	23,036	29,845	41,671	48,935
Slovenia	19,314	22,799	33,778	37,318
Total Broadcast	$182,337	$228,968	$329,134	$386,485
Media Pro Entertainment	53,455	51,254	96,860	91,434
New Media	5,212	4,612	8,891	7,233
Intersegment revenues[3]	(29,782)	(35,178)	(56,230)	(62,724)
Total net revenues	$211,222	$249,656	$378,655	$422,428

3 Reflects revenues earned by the Media Pro Entertainment segment through sales to the Broadcast segment. All other revenues are third party revenues.

	For the Three Months		For the Six Months
(US $000's)	Ended June 30,		Ended June 30,
(unaudited)	2012	2011	2012	2011
OIBDA
Broadcast:
Bulgaria	$3,460	$5,768	$2,358	$5,930
Croatia	3,924	3,153	4,945	2,821
Czech Republic	31,375	43,846	51,569	66,514
Romania	5,179	9,297	7,074	12,746
Slovak Republic	1,990	5,737	1,533	3,231
Slovenia	5,741	8,553	8,518	11,769
Divisional operating costs	(1,187)	(238)	(2,637)	(745)
Total Broadcast	$50,482	$76,116	$73,360	$102,266
Media Pro Entertainment	5,417	761	7,088	1,485
New Media	(787)	(489)	(2,235)	(2,089)
Central	(7,031)	(12,397)	(15,272)	(22,244)
Elimination	(969)	(1,298)	(1,769)	(2,479)
Total OIBDA	$47,112	$62,693	$61,172	$76,939

	For the Three Months		For the Six Months
(US $000's)	Ended June 30,		Ended June 30,
(unaudited)	2012	2011	2012	2011
Reconciliation to Condensed Consolidated Statement of Operations:

Total OIBDA	$47,112	$62,693	$61,172	$76,939
Depreciation of property, plant and equipment	(10,747)	(15,411)	(22,627)	(29,695)
Amortization of intangible assets	(12,715)	(7,809)	(25,198)	(15,436)
Operating income	$23,650	$39,473	$13,347	$31,808
Interest expense, net	(30,510)	(37,120)	(62,120)	(92,031)
Foreign currency exchange (loss) / gain, net	(40,312)	4,106	(16,918)	47,371
Change in fair value of derivatives	47,398	1,161	48,325	1,121
Other (expense) / income	(158)	(90)	51	(802)
Credit / (provision) for income taxes	3,073	(6,718)	6,643	(7,650)
Net income / (loss)	$3,141	$812	$(10,672)	$(20,183)